                                                                      Exhibit 99

                                                   Contact: John F. Schoenfelder
                                                                  (877) 219-1001


DVI REPORTS FOURTH QUARTER AND YEAR-END RESULTS

JAMISON, PA, September 27, 2002 - - DVI, Inc. (NYSE: DVI), an independent specialty finance company for healthcare providers worldwide, today reported its results for the quarter and the fiscal year ended June 30, 2002.

For the quarter ended June 30, 2002, the Company reported a loss of $7.3 million net of taxes, or $0.50 per diluted share, compared to net income of $5.8 million, or $0.38 per diluted share for the same period last year.

Included in the results for the quarter are charges totaling $6.7 million after-tax resulting from de-emphasized business activities, valuation of repossessed property, and consolidation of operations for O2 Science Inc. for a full twelve-month period. The impact of this consolidation on net earnings for the quarter and included in the above charges is a $2.1 million loss. The Company also provided an additional $5.8 million net of taxes for losses, of which $2.6 million is for international business.

The fiscal year ended June 30, 2002 reflected a loss of $4.1 million after-tax, or $0.28 per diluted share, compared to net earnings of $18.4 million, or $1.22 per diluted share for fiscal year 2001. In addition to the charges in the fourth quarter, the loss in fiscal year 2002 included $15.7 million of charges net of taxes recognized in the third quarter for the Company's operations in Argentina and the impairment of its investments in Corvis Corporation and Claimsnet.com.

After giving effect to these results, the Company's book value per share at June 30, 2002 increased to $15.63 from $15.50 last fiscal year.

New loan origination and medical receivables commitments for the fiscal year remained strong showing double-digit growth to a new record $1.3 billion, up 19%. Growth in new business was evident across all the business segments, with domestic equipment finance at $899 million, up 19%, international at $180 million, up 13%, and business credit commitments at $187 million, up 18%.

Michael A. O'Hanlon, president and chief executive officer, commented, "Charges in the quarter reflect prudent adjustments to current values of investments, repossessed property and to bolster reserves. Also included in the quarter was a charge to reflect our interest in certain healthcare companies and a charge in our Third Coast Capital unit, which we are positioning for possible sale. Some of these investments represent situations where we have retained, rather than liquidated, our position in these companies based upon our assessment of the potential value they offer our shareholders. Excluding these mostly non-cash charges, the Company had a good year and our business prospects remain healthy."

Mr. O'Hanlon commented further, "The outlook for the healthcare business sector is very favorable and one in which DVI will continue to grow. We are a dominant player in the healthcare financing market with the ongoing support of our clients, lenders and vendors. Nonetheless, we recognize the need to re-evaluate periodically all our business activities and to focus our capital and other resources on our core and most profitable business areas. As part of our future growth strategy, we will de-emphasize some areas, while providing more support to areas such as DVI Business Credit. We also plan to take advantage of the exciting opportunities available to us through the operations of healthcare companies in which DVI has an interest. I am convinced that DVI is well positioned to continue its growth in the new fiscal year."

The Company expects to notify the SEC that, as permitted under the SEC's rules, it will file its Annual Report on Form 10-K for its fiscal year ended June 30, 2002 within 15 days after the regular due date.

DVI is an independent specialty finance company for healthcare providers worldwide. The Company extends loans and leases to finance the purchase of diagnostic imaging and other therapeutic medical equipment directly and through vendor programs throughout the world. DVI also offers lines of credit for working capital backed by healthcare receivables in the United States. Additional information is available at www.dvi-inc.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Any statements contained in this press release, which are not historical facts, are forward-looking statements. Such statements are based upon many important factors, which may be outside the Company's control, causing actual results to differ materially from those suggested. Such factors include, but are not limited to, legislative and regulatory changes in general, including such changes affecting the healthcare industry, demand for DVI's services, pricing, market acceptance, the effect of economic conditions, litigation, competitive products and services, corporate financing arrangements, the ability to complete transactions, and other risks identified in the Company's filings with the Securities and Exchange Commission.

                                     -more-

DVI, INC.                                                          NEWS RELEASE


                         Selected Financial Information
                   Condensed Consolidated Financial Highlights
                                   (Unaudited)

                                                                For Quarter Ended
                                                                      June 30,                     Change
                                                             -----------------------      ---------------------
                                                               2002           2001           $              %
                                                             --------       --------      --------       ------
Per Common Share Data
($ in thousands, except per share data and book value)
Net Earnings (Loss)                                          $ (7,279)      $  5,758      $(13,037)
Diluted Earnings (Loss) per Share                            $  (0.50)      $   0.38      $  (0.88)
Basic Earnings (Loss) per Share                              $  (0.50)      $   0.40      $  (0.90)
Book Value                                                   $  15.63       $  15.50      $   0.13          0.8%
Period End Shares                                              14,690         14,337           353          2.5%
Diluted EPS Shares                                             14,584         15,709        (1,125)        (7.2%)
Basic EPS Shares                                               14,584         14,331           253          1.8%

Financial Ratios
ROE (%)                                                       (12.56%)         10.55%
ROA (%)                                                        (1.76%)          1.59%
Assets/Equity (x)                                               7.28            6.65                        9.5%
Equity/Assets (%)                                              13.74%         15.04%                       (130) B.P.

Asset Quality ($ in thousands)
Net Charge-offs                                              $  5,325       $  3,045      $  2,280         74.9%
Allowance for Losses on Receivables                          $ 25,393       $ 15,933      $  9,460         59.4%
Allowance of Net Financed Assets (%)                             1.78%          1.28%                      50 B.P.

Period End Balances ($ in millions)
Total Assets                                                 $  1,671       $  1,478      $    193         13.1%
Net Financed Assets                                          $  1,423       $  1,249      $    174         13.9%
Managed Net Financed Assets                                  $  2,668       $  2,273      $    395         17.4%
Borrowings under Warehouse Facilities                        $    315       $    340      $    (25)        (7.4%)
Long-term Debt                                               $    895       $    744      $    151         20.3%
Shareholders' Equity                                         $    230       $    222      $      8          3.6%

Average Balances ($ in millions)
Total Assets                                                 $  1,653       $  1,453      $    200         13.8%
Net Financed Assets                                          $  1,451       $  1,300      $    151         11.6%
Managed Net Financed Assets                                  $  2,584       $  2,206      $    378         17.1%
Shareholders' Equity                                         $    232       $    218      $     14          6.4%

Portfolio Activity ($ in millions)
Domestic Loan Origination, Placements & Commitments          $    232       $    206      $     26         12.6%
Corporate Acquisitions                                       $   --         $   --        $   --
International Loan Origination, Placements & Commitments     $     49       $     66      $    (17)       (25.8%)
Business Credit Commitments                                  $     31       $     70      $    (39)       (55.7%)
Total Origination, Placements & Commitments                  $    312       $    342      $    (30)        (8.8%)


                                     -more-

DVI, INC.                                                          NEWS RELEASE


                         Selected Financial Information

                    Condensed Consolidated Income Statements
             ($ in thousands, except per share data and book value)
                                   (Unaudited)



                                                                                For Quarter Ended                Variance
                                                                                      June 30,                     B (W)
                                                                              ------------------------      --------------------
                                                                                2002           2001            $            %
                                                                              --------        --------      -------       ------
Finance and Other Income:
  Amortization of Finance Income                                              $ 24,267        $ 30,039      $(5,772)      (19.2%)
  Other Income                                                                  10,455           3,026        7,429
                                                                              --------        --------      -------
Total Finance and Other Income                                                  34,722          33,065        1,657         5.0%
  Interest Expense                                                              21,785          22,611          826         3.7%
                                                                              --------        --------      -------       -----
Net Interest and Other Income                                                   12,937          10,454        2,483        23.8%
  Provision for Losses on Receivables                                           13,780           3,040      (10,740)
  Provision for Losses on Argentina Contracts                                       27               -          (27)
                                                                              --------        --------      -------
Net Interest and Other Income After Provision for Losses                          (870)          7,414       (8,284)
  Net Gain on Sale of Financing Transactions                                    14,816          12,380        2,436        19.7%
                                                                              --------        --------      -------       -----
Net Operating Income                                                            13,946          19,794       (5,848)      (29.5%)
  Selling, General and Administrative Expenses                                  22,019          10,194      (11,825)
                                                                              --------        --------      -------
Earnings (Loss) Before Minority Interest, Equity in Net Gain (Loss)
  of Investees and Benefit from (Provision for) Income Taxes                    (8,073)          9,600      (17,673)
    Minority Interest in Net Loss (Income) of Consol. Subs.                        207            (619)         826
    Equity in Net Gain (Loss) of Investees                                          (1)             96          (97)
    Benefit from (Provision for) Income Taxes                                      588          (3,319)       3,907
                                                                              --------        --------      -------
Net Earnings (Loss)                                                           $ (7,279)        $ 5,758     $(13,037)
                                                                              ========         =======     ========
Diluted Earnings (Loss) per Share                                             $  (0.50)        $  0.38     $  (0.88)
Diluted Shares                                                                  14,584          15,709       (1,125)       (7.2%)


    The fiscal fourth quarter financial statements include the consolidated operations for O2 Science Inc. for a full twelve-month period. The impact on net earnings for the quarter is a loss of $2.1 million.


                                     -more-

DVI, INC.                                                          NEWS RELEASE


                         Selected Financial Information
                   Condensed Consolidated Financial Highlights
                                   (Unaudited)

                                                                   For Year Ended
                                                                      June 30,                            Change
                                                             ------------------------          ----------------------------
                                                               2002             2001                $                  %
                                                             --------        --------          ---------             ------
Per Common Share Data
($ in thousands, except per share data and book value)
Net Earnings (Loss)                                          $(4,088)        $ 18,435          $ (22,523)
Diluted Earnings (Loss) per Share                            $ (0.28)        $   1.22          $   (1.50)
Basic Earnings (Loss) per Share                              $ (0.28)        $   1.29          $   (1.57)
Book Value                                                   $ 15.63         $  15.50          $    0.13              0.8%
Period End Shares                                             14,690           14,337                353              2.5%
Diluted EPS Shares                                            14,430           15,764             (1,334)            (8.5%)
Basic EPS Shares                                              14,430           14,287                143              1.0%

Financial Ratios
ROE (%)                                                       (1.80%)           8.45%
ROA (%)                                                       (0.26%)           1.30%
Assets/Equity (x)                                              7.28             6.65                                  9.5%
Equity/Assets (%)                                             13.74%           15.04%                                (130)B.P.


Asset Quality ($ in thousands)
Net Charge-offs                                              $12,854         $  9,534          $   3,320             34.8%
Allowance for Losses on Receivables                          $25,393         $ 15,933          $   9,460             59.4%
Allowance of Net Financed Assets (%)                           1.78%            1.28%                                  50 B.P.

Period End Balances ($ in millions)
Total Assets                                                 $ 1,671         $  1,478          $     193             13.1%
Net Financed Assets                                          $ 1,423         $  1,249          $     174             13.9%
Managed Net Financed Assets                                  $ 2,668         $  2,273          $     395             17.4%
Borrowings under Warehouse Facilities                        $   315         $    340          $     (25)            (7.4%)
Long-term Debt                                               $   895         $    744          $     151             20.3%
Shareholders' Equity                                         $   230         $    222          $       8              3.6%

Average Balances ($ in millions)
Total Assets                                                 $ 1,596         $  1,423          $     173             12.2%
Net Financed Assets                                          $ 1,402         $  1,255          $     147             11.7%
Managed Net Financed Assets                                  $ 2,452         $  2,090          $     362             17.3%
Shareholders' Equity                                         $   228         $    218          $      10              4.6%

Portfolio Activity ($ in millions)
Domestic Loan Origination, Placements & Commitments          $   899         $    753          $     146             19.4%
Corporate Acquisitions                                       $    13         $     --          $      13
International Loan Origination, Placements & Commitments     $   180         $    159          $      21             13.2%
Business Credit Commitments                                  $   187         $    159          $      28             17.6%
Total Origination, Placements & Commitments                  $ 1,279         $  1,071          $     208             19.4%


                                     -more-

DVI, INC.                                                          NEWS RELEASE


                         Selected Financial Information

                    Condensed Consolidated Income Statements
             ($ in thousands, except per share data and book value)
                                   (Unaudited)



                                                                              For Year Ended                Variance
                                                                                 June 30,                     B (W)
                                                                        ------------------------      ---------------------
                                                                           2002          2001              $           %
                                                                        ---------      ---------      ---------      ------
Finance and Other Income:
  Amortization of Finance Income                                        $ 108,994      $ 119,261      $ (10,267)       (8.6%)
  Corvis Deferred Loan Fees                                                    --            9,200         (9,200)
  Other Income                                                             24,122         11,182         12,940
                                                                        ---------      ---------      ---------
Total Finance and Other Income                                            133,116        139,643         (6,527)       (4.7%)
  Interest Expense                                                         85,659         94,666          9,007         9.5%
                                                                        ---------      ---------      ---------
Net Interest and Other Income                                              47,457         44,977          2,480         5.5%
  Provision for Losses on Receivables                                      20,768          8,739        (12,029)
  Provision for Losses on Argentina Contracts                              13,774           --          (13,774)
                                                                        ---------      ---------      ---------
Net Interest and Other Income After Provision for Losses                   12,915         36,238        (23,323)      (64.4%)
  Net Gain on Sale of Financing Transactions                               54,247         37,070         17,177        46.3%
  Gain on Revaluation of Corvis Warrants                                       --            2,012         (2,012)
  Loss on Securities Impairment                                           (16,594)          --          (16,594)
                                                                        ---------      ---------      ---------
Net Operating Income                                                       50,568         75,320        (24,752)      (32.9%)
  Selling, General and Administrative Expenses                             56,962         42,257        (14,705)      (34.8%)
                                                                        ---------      ---------      ---------

Earnings (Loss) Before Minority Interest, Equity in Net Gain (Loss)
  of Investees and Provision for Income Taxes                              (6,394)        33,063        (39,457)

  Minority Interest in Net Loss of Consol. Subs.                            3,644            395          3,249
  Equity in Net Gain (Loss) of Investees                                        1             69            (68)
  Provision for Income Taxes                                               (1,339)       (15,092)        13,753
                                                                        ---------      ---------      ---------
Net Earnings (Loss)                                                     $  (4,088)     $  18,435      $ (22,523)
                                                                        =========      =========      =========

Diluted Earnings (Loss) per Share                                       $   (0.28)     $    1.22      $   (1.50)
Diluted Shares                                                             14,430         15,764         (1,334)       (8.5%)


    The fiscal fourth quarter financial statements include the consolidated operations for O2 Science Inc. for a full twelve-month period. The impact on net earnings for the year is a loss of $2.1 million.


                                     -more-

DVI, INC.                                                         NEWS RELEASE

                         Selected Financial Information

                      Condensed Consolidated Balance Sheets
             ($ in thousands, except per share data and book value)
                                   (Unaudited)


                                                                          June 30,                               Change
                                                              ---------------------------------        ----------------------------
                                                                  2002                  2001               $                 %
                                                              ----------             ----------        --------            -------
ASSETS
Cash and Cash Equivalents                                     $   11,400             $   11,013        $    387              3.5%
Restricted Cash                                                   98,220                101,888          (3,668)            (3.6%)
Net Investment in Direct Financing Leases and Notes
  Secured by Equipment                                         1,140,263                990,657         149,606             15.1%
Medical Receivables                                              273,480                248,408          25,072             10.1%
Allowance for Losses on Argentina                                 (7,238)                     -          (7,238)
Allowance for Losses on Receivables                              (25,393)               (15,933)         (9,460)            59.4%
Other Assets                                                     180,706                141,658          39,048             27.6%
                                                              ----------            -----------        --------
  Total Assets                                                $1,671,438            $ 1,477,691        $193,747             13.1%
                                                              ==========            ===========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Borrowings under Warehouse Facilities                         $  315,278             $  340,195        $(24,917)            (7.3%)
Senior Notes                                                     155,000                155,000              --              0.0%
Long-term Financings (Primarily Limited Recourse)                571,368                490,371          80,997             16.5%
Other Debt                                                       129,820                 85,134          44,686             52.5%
Convertible Subordinated Notes                                    38,750                 13,750          25,000            181.8%
                                                              ----------            -----------        --------
Total Interest Bearing Liabilities                             1,210,216              1,084,450         125,766             11.6%
Other Liabilities                                                228,774                163,690          65,084             39.8%
                                                              ----------            -----------        --------
  Total Liabilities                                            1,438,990              1,248,140         190,850             15.3%
Minority Interest in Consolidated Subsidiaries                     2,803                  7,326          (4,523)           (61.7%)
Shareholders' Equity                                             229,645                222,225           7,420              3.3%
                                                              ----------            -----------        --------
  Total Liabilities and Shareholders' Equity                  $1,671,438            $ 1,477,691        $193,747             13.1%
                                                              ==========            ===========        ========

Book Value per Number Shares Outstanding (Period End)         $    15.63            $     15.50        $   0.13              0.8%
Number Shares Outstanding (Period End)                            14,690                 14,337             353              2.5%


                                     -more-

DVI, INC.                                                         NEWS RELEASE


                                    TABLE I

              LOAN ORIGINATION AND MEDICAL RECEIVABLE COMMITMENTS
                                ($ in millions)

                                                                                                  4Q02 vs.    FY02 vs.
                                                                                                    4Q01        FY01
    BUSINESS UNIT                                              Fiscal 2002                        Variance    Variance
                                            --------------------------------------------------------------------------
                                                1Q        2Q         3Q          4Q       Total       %          %
                                            --------------------------------------------------------------------------
Equipment Finance Group:
Domestic Equipment Origination              $  209.0   $  225.2   $  233.0   $  232.2   $  899.4     12.9%     22.5%
Corporate Acquisitions                          13.0       --         --         --         13.0      0.0%      0.0%
Loan Placements                                  2.9        3.1        2.8        4.1       12.9    105.0%    (58.0%)
International Origination & Commitments         44.6       38.7       38.5       44.9      166.7    (30.2%)    13.6%
                                            --------   --------   --------   --------   --------
 Total Loan Orig., Placements & Commit.        269.5      267.0      274.3      281.2    1,092.0      3.4%     19.8%

Business Credit Commitments                     58.7       41.4       56.3       30.5      186.9    (56.6%)    17.6%
                                            --------   --------   --------   --------   --------
Total Orig., Placements  & Commitments      $  328.2   $  308.4   $  330.6   $  311.7   $1,278.9     (8.9%)    19.4%
                                            ========   ========   ========   ========   ========



BUSINESS UNIT                                                       Fiscal 2001
                                                ----------------------------------------------------
                                                    1Q         2Q         3Q         4Q        Total
Equipment Finance Group:
Domestic Equipment Origination                  $  143.8   $  194.3   $  190.5   $  205.7   $  734.3
Corporate Acquisitions                              --         --         --         --         --
Loan Placements                                      8.0        9.8       10.9        2.0       30.7
International Origination & Commitments             20.7       24.0       37.8       64.3      146.8
                                                --------   --------   --------   --------   --------
     Total Loan Orig., Placements & Commit.        172.5      228.1      239.2      272.0      911.8

Business Credit Commitments                         19.5       37.5       31.8       70.2      159.0
                                                --------   --------   --------   --------   --------
Total Orig., Placements  & Commitments          $  192.0   $  265.6   $  271.0   $  342.2   $1,070.8
                                                ========   ========   ========   ========   ========


                                     -more-

DVI, INC.                                                         NEWS RELEASE

                                    TABLE II
                               NET FINANCED ASSETS
                                 ($ in millions)

                                                                                                              4Q02 vs.     FY02 vs.
                                                                                                                4Q01         FY01
                                                                        Fiscal 2002                           Variance     Variance
                                             --------------------------------------------------------------------------------------
PERIOD END MANAGED NET FINANCED ASSETS            1Q            2Q           3Q           4Q        Year          %           %
    Assets Owned                              $ 1,302.2     $ 1,335.5    $ 1,367.3    $ 1,422.7                 13.9%
    Credit Enhancements                           (57.1)        (49.1)       (59.2)       (47.8)                (6.3%)
    Securitized Contracts Repurchased                 -             -            -        (48.8)                 0.0%
    Assets Serviced                             1,130.9       1,200.7      1,248.8      1,342.1                 24.8%
                                              ---------     ---------    ---------    ---------
    Managed Net Financed Assets               $ 2,376.0     $ 2,487.1    $ 2,556.9    $ 2,668.2                 17.4%
                                              =========     =========    =========    =========
Average Net Financed Assets                   $ 1,354.8     $ 1,379.5    $ 1,423.4    $ 1,450.9   $ 1,402.2     11.6%       11.8%
Avg. Managed Net Financed Assets              $ 2,308.3     $ 2,404.4    $ 2,510.3    $ 2,584.0   $ 2,451.8     17.1%       17.3%
Net Financed Assets Sold                      $   158.5     $   165.9    $   163.9    $   170.5   $   658.8     23.7%       37.4%

                                                                       Fiscal 2001
                                             -------------------------------------------------------------
PERIOD END MANAGED NET FINANCED ASSETS            1Q           2Q           3Q           4Q        Year
                                             -------------------------------------------------------------
    Assets Owned                              $ 1,148.7    $ 1,190.9    $ 1,207.6    $ 1,249.0
    Credit Enhancements                           (46.9)       (47.2)       (56.3)       (51.0)
    Assets Serviced                               895.7        961.3      1,006.5      1,075.2
                                              ---------    ---------    ---------    ---------
    Managed Net Financed Assets               $ 1,997.5    $ 2,105.0    $ 2,157.8    $ 2,273.2
                                              =========    =========    =========    =========
Average Net Financed Assets                   $ 1,215.5    $ 1,228.3    $ 1,275.1    $ 1,300.1   $ 1,254.8
Avg. Managed Net Financed Assets              $ 1,997.2    $ 2,027.1    $ 2,129.7    $ 2,206.3   $ 2,090.1
Net Financed Assets Sold                      $    93.3    $   127.6    $   120.7    $   137.8   $   479.4


                                       ###